Investments in Affiliates	12 Months Ended
Dec. 31, 2011
Investments in Affiliates

3. Investments in Affiliates

We own investments in joint ventures which we do not consolidate. These investments are accounted for under the equity method of accounting. The debt of these joint ventures is non-recourse to, and not guaranteed by, us. Investments in affiliates consist of the following (in millions):

	As of December 31, 2011
	Ownership Interests	Our Investment	Debt	Assets
Asia Pacific Hospitality Venture Pte. Ltd.	25.0%	$15	$—	36% interest in the development of seven hotels in India
HHR Euro CV Fund I	32.1%	141	899	Eleven hotels in Europe
HHR Euro CV Fund II	33.4%	41	119	Two hotels in Europe

Total		$197	$1,018

	As of December 31, 2010
	Ownership Interests	Our Investment	Debt	Assets
Asia Pacific Hospitality Venture Pte. Ltd.	25.0%	$(1)	$—	None
HHR Euro CV	32.1%	135	945	Eleven hotels located in Europe
Tiburon Golf Ventures, L.P.	49.0%	14	—	36-hole golf club

Total		$148	$945

European Joint Venture

We have general and limited partner interests in a joint venture in Europe (HHR Euro CV, or the “Euro JV”) that consists of two separate funds with APG Strategic Real Estate Pool NV, an affiliate of a Dutch Pension Fund, and Jasmine Hotels Pte Ltd, an affiliate of the real estate investment company of the Government of Singapore Investment Corporation Pte Ltd (“GIC RE”).We serve as the general partner for the joint venture and have a combined 32.1% ownership interest in Euro JV Fund I and a combined 33.4% interest in Euro JV Fund II. Due to the ownership structure and substantive participating rights of the non-Host limited partners, including approval over financing, acquisitions and dispositions, and annual operating and capital expenditure budgets, the Euro JV is not consolidated in our financial statements. As of December 31, 2011, the aggregate size of the Euro JV is approximately €1.3 billion ($1.7 billion). Our aggregate investment is approximately €140 million ($182 million), of which approximately €109 million ($141 million) is attributable to Euro JV Fund I and approximately €31 million ($41 million) is attributable to Euro JV Fund II. As general partner, we earn a management fee based on the amount of equity commitments and equity investments. In 2011, 2010 and 2009, we recorded approximately $11 million, $5 million and $6 million of management fees, respectively.

As of December 31, 2011, the partners have funded approximately €487 million, or 90%, of the total equity commitment for Euro JV Fund I and expect to utilize the remaining commitment amount for capital expenditures and financing needs. On June 27, 2011, we expanded the Euro JV through the creation of Euro JV Fund II, in which each of the partners holds a 33.3% limited partner interest and we hold the 0.1% general partner interest. The Euro JV Fund II has a target size of approximately €450 million of new equity and a target investment of approximately €1 billion, after taking into account anticipated debt. As part of the expansion, we transferred the Le Méridien Piccadilly to Euro JV Fund II at a price of £64 million ($102 million), including the assumption of the associated £32 million ($52 million) mortgage. In addition to the expansion of the capacity of the Euro JV, we have extended its term from 2016 to 2021, subject to two one-year extensions.

On September 30, 2011, the Euro JV Fund II acquired the 396-room Pullman Bercy, Paris, for approximately €96 million, including certain acquisition costs of €6 million and a €52.6 million mortgage loan. We contributed €15 million ($20 million) to the Euro JV to finance our portion of the acquisition. The Euro JV will invest an additional €9 million in order to renovate the rooms and public space at the hotel.

The Euro JV has €786 million of mortgage debt, all of which is non-recourse to us and a default under this mortgage debt does not trigger a default under any of our debt. In 2010, the Euro JV negotiated various agreements with the lenders of a significant portion of this debt in order to cure actual or potential covenant defaults, cash sweeps, or non-payment defaults that expire throughout 2012. The €341 million mortgage secured by a portfolio of six hotels located in Spain, Italy, Poland and the United Kingdom and the £32 million mortgage secured by Le Méridien Piccadilly mature in 2013. Additionally, the €53 million mortgage secured by the Amsterdam hotel matures in 2013, but has two one-year extension options, subject to small fees and certain financial covenants. Due to the difficult economic climate in Europe, we expect that lenders may require more stringent financial covenants, higher rates of interest and lower loan-to-value ratios in connection with making new loans, which would require an equity contribution or debt paydowns with the proceeds from asset sales to reduce the current loan principal balance.

We have entered into five foreign currency forward sale contracts in order to hedge the foreign currency exposure resulting from the eventual repatriation of our net investment in the Euro JV. We have hedged €100 million (approximately $140 million) of our investment and the forward purchases will occur between October 2012 and August 2015. During 2011 and 2010, we recorded approximately $2 million and $5 million, respectively, related to the change in fair value of the forward sale contracts in other comprehensive income (loss). The current value of the forward contracts of $9 million is included in other assets in the accompanying balance sheet. The derivatives are considered a hedge of the foreign currency exposure of a net investment in a foreign operation, and, in accordance with applicable hedge accounting guidance, are marked-to-market with changes in fair value recorded in other comprehensive income (loss).

Asian Joint Venture

We own a 25% interest in a joint venture in Asia (the “Asian JV”) with RECO Hotels JV Private Limited, an affiliate of GIC RE. The initial term of the Asian JV is for a period of seven years. Due to the ownership structure and the substantive participating rights of the non-Host limited partner, including approval over financing, acquisitions and dispositions, and annual operating and capital expenditure budgets, the Asian JV is not consolidated in our financial statements. The commitment period for the equity contributions to the joint venture expires in March of 2012.

During 2011, the Asian JV invested approximately $53 million (of which our share was $13.3 million) of its $65 million commitment to acquire a 36% interest of a joint venture in India with Accor S.A. and InterGlobe Enterprises Limited. This joint venture is developing seven properties, totaling approximately 1,750 rooms in three major cities in India, Bengaluru, Chennai and Delhi, which properties will be managed by Accor under the Pullman, Novotel and ibis brands. The first two hotels are expected to be fully opened by March of 2012.

Other Investments

On September 1, 2011, we acquired the remaining 51% of the Tiburon Golf Ventures, L.P., which owns the golf club surrounding The Ritz-Carlton, Naples Golf Resort, for $11 million. We now own a 100% general and limited partner interest in Tiburon Golf Ventures, L.P. and consolidate its operations.

Combined Financial Information of Unconsolidated Investees

Combined summarized balance sheet information for our affiliates follows (in millions):

	As of December 31,
	2011	2010
Property and equipment, net	$1,506	$1,376
Other assets	205	132

Total assets	$1,711	$1,508

Debt	$1,018	$945
Other liabilities	109	142
Equity	584	421

Total liabilities and equity	$1,711	$1,508

Combined summarized operating results for our affiliates follows (in millions):

	Year ended December 31,
	2011	2010	2009
Total revenues	$381	$291	$360
Operating expenses
Expenses	(294)	(218)	(274)
Depreciation and amortization	(46)	(41)	(39)

Operating profit	41	32	47
Interest income	—	—	3
Interest expense	(43)	(44)	(53)

Net loss	$(2)	$(12)	$(3)